SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          International FiberCom, Inc.
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                (Name of Registrant as Specified In Its Charter)


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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:


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2) Aggregate number of securities to which transaction applies:


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3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*


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4) Proposed maximum aggregate value of transaction:


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[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid:
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    2) Form, Schedule or Registration No.
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    3) Filing party:
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    4) Date filed:
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*Set forth the amount on which the filing fee is calculated and state how it was determined.

                          INTERNATIONAL FIBERCOM, INC.
                             3615 South 28th Street
                             Phoenix, Arizona 85040


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  July 21, 1997


         The 1997 Annual Meeting of Shareholders of International FiberCom, Inc. ("Company") will be held at the Hilton Pavilion, 1011 West Holmes Avenue, Mesa, Arizona 85202, on July 21, 1997, at 8:00 a.m., Mountain Standard Time, for the following purposes:

         1. To vote on ratification of the selection of Semple & Cooper as the independent public accountants for the Company's fiscal year 1997;

         2.       To vote for the election of six directors;

         3. To approve adoption of 1997 Stock Option Plan and 1997 Restricted Stock Plan; and

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The close of business on June 4, 1997 has been fixed as the record date for the determination of the shareholders of record entitled to notice of, and to vote at, this meeting or any adjournment thereof. The list of shareholders entitled to vote at this meeting is available at the offices of International Fibercom, Inc., 3615 South 28th Street, Phoenix, Arizona 85040, for examination by any shareholder.

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THIS MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY OR TO VOTE IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THIS MEETING.


                                        By Order of the Board of Directors


                                        /s/ Joseph P. Kealy
                                        Joseph P. Kealy
                                        Chairman of the Board

Phoenix, Arizona
June 27, 1997

                          INTERNATIONAL FIBERCOM, INC.

                             3615 South 28th Street
                             Phoenix, Arizona 85040


                                 PROXY STATEMENT


         Proxies in the form enclosed are solicited by the board of directors of International FiberCom, Inc., an Arizona corporation (the "Company"), for use at the 1997 Annual Meeting of Shareholders ("Annual Meeting") of the Company to be held on July 21, 1997, and any adjournment thereof. The proxy materials were mailed on or about June 27, 1997 to shareholders of record as of the close of business on June 4, 1997.

         Execution of the enclosed proxy will not in any way affect a shareholder's right to attend the Annual Meeting and vote in person. Shareholders giving proxies may revoke them at any time before they are exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

         The Company will bear the cost of solicitation of proxies, including the charges and expenses of brokerage firms and others who forward proxy materials to beneficial owners of stock. Solicitation by the Company will be by mail, except for any incidental personal solicitation made by directors, officers and employees of the Company, who will receive no additional compensation therefor.

Voting Securities Outstanding

         As of June 4, 1997, the record date for shareholders entitled to vote at the meeting, there were 6,424,854 outstanding shares of the Company's Common Stock. Each share of Common Stock is entitled to one vote on each matter of business to be considered at the Annual Meeting, except for the election of directors in which cumulative voting is permitted. A majority of the outstanding shares entitled to vote at such meeting will constitute a quorum.


                                 PROPOSAL NO. 1

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Company's board of directors ("Board"), acting upon the recommendation of its Audit Committee, has selected, and is submitting to shareholders for their confirmation, the appointment of Semple & Cooper as auditors for the Company for its current fiscal year ending December 31, 1997. The approval of the shareholders is being sought because of the importance of independent public accountants to a publicly held corporation. If the shareholders do not approve the appointment of Semple & Cooper, the Board will reconsider its selection of independent accountants.

         The Company does not expect that representatives of Semple & Cooper will be present at the Annual Meeting.

         For the year ended December 31, 1996 ("Fiscal 1996"), Semple & Cooper provided audit services to the Company, including examination of the annual consolidated financial statements of the Company, review of unaudited quarterly financial information, assistance and consultation in connection with filing the Company's Annual Report on Form 10-KSB with the Securities and Exchange Commission ("SEC") and other filings with the SEC, and consultation in connection with various audit-related and accounting matters.

         Each year, the Audit Committee will review and approve in advance the scope of the annual audit by the Company's independent accountants. The Audit Committee will also be advised of significant non-audit professional services provided by such accountants to assess whether the rendering of such services would impair the independence of the firm.

         It is intended that the proxies will be voted in favor of ratifying the selection of the Company's independent accountants unless instructions to the contrary are indicated on the accompanying proxy form.

               Your directors recommend a vote FOR Proposal No. 1


                                 PROPOSAL NO. 2

                              ELECTION OF DIRECTORS

         The Articles of Incorporation of the Company provide for a Board of not fewer than three nor more than nine members and may be altered as provided in the Company's bylaws. The term of office of all directors elected at the Meeting will expire at the 1998 Annual Meeting of Shareholders. Vacancies occurring during a term may be filled by the Board for the remainder of the full term.

         On May 30, 1997, the Board nominated Joseph P. Kealy, Jerry Kleven, John F. Kealy, Edwin L. King and Richard J. Seminoff for re-election and V. Thompson Brown, Jr. for initial election to the Board. If the shareholders elect the nominees, the composition of the Board will be as follows:

                                 Joseph P. Kealy
                                  Jerry Kleven
                                  John F. Kealy
                                  Edwin L. King
                               Richard J. Seminoff
                             V. Thompson Brown, Jr.

         For information regarding the nominees proposed for election at the Meeting, see "Directors and Executive Officers" in the following section.

Cumulative Voting

         Pursuant to the Arizona General Corporation Law, at each election for directors, shareholders are entitled to cumulate their votes by multiplying the number of votes they are entitled to cast by the number of directors for whom they are entitled to vote and casting the product for a single candidate or distributing the product among two or more candidates.

         It is intended that the proxies will be voted for the nominees or for a substitute nominee, in the case of any nominee who becomes unavailable, on a pro rata basis among the nominees unless instructions to the contrary are indicated on the accompanying proxy form.

             Your directors recommend a vote FOR the election of the
                        six nominees under Proposal No. 2


                                 PROPOSAL NO. 3

          Approval of Adoption of 1997 Incentive Stock Option Plan and
                           1997 Restricted Stock Plan

         The Board adopted the 1997 Stock Option Plan ("Plan") and the 1997 Restricted Stock Plan ("Restricted Stock Plan") in January 1997, subject to submission of the Plan and Restricted Stock Plan (collectively, the "Plans") to the shareholders for approval. The affirmative vote of the majority of the outstanding shares of Common Stock will be required to approve the proposed Plans. Set forth below are descriptions of the Plans.

         1997 Stock Option Plan. The Board adopted the Plan in January 1997, a copy of which is attached as Exhibit A to this Proxy Statement. Under the Plan, 1,200,000 shares of Common Stock of the Company are reserved for issuance. The Plan authorizes the Company to grant to key employees and directors of the Company (i) incentive stock options to purchase shares of Common Stock and (ii) non-qualified stock options to purchase shares of Common Stock. Such Plan is being submitted to the shareholders for approval at the Annual Meeting.

         The objectives of the Plan are to provide incentives to key employees and to directors to achieve financial results aimed at increasing shareholder value and attracting talented individuals to the Company. The Compensation Committee formed by the Board is comprised of non-employee directors who will administer the Plan and make initial determinations and recommendations to the Board as to the persons to whom options will be granted and the amount, terms, conditions and restrictions of such awards. Although the Plan does not specify what portion of the shares may be awarded in the form of incentive stock options or non-statutory options, it is anticipated that a substantially greater number of incentive stock options will be awarded under the Plan. Incentive stock options awarded to employees of the Company are qualified stock options under the Internal Revenue Code. Further, the Plan is a stock option plan meeting the requirements of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities and Exchange Act of 1934, as amended ("Exchange Act"). Persons eligible to be granted incentive stock options under the Plan will be those employees of the Company whose performance, in the judgment of the Compensation Committee, can have significant effect on the success of the Company.

         The Plan will be administered by the Compensation Committee, which will have the authority to interpret its provisions, to establish and amend rules for its administration, to make recommendations to the Board as to the types and amounts of awards to be made pursuant to the Plan, subject to the Plan's limitations.

         Incentive stock options may be granted under the Plan for terms of up to ten years and at exercise prices at least equal to 100% of the fair market value of the Common Stock as of the date of grant, except that incentive stock options granted to any person who owns, immediately after such grant, stock possessing more than 10% of the combined voting power of all classes of the Company's stock or of any parent or subsidiary corporation must have an exercise price at least equal to 110% of the fair market value of the Common Stock on the date of grant. Non-statutory stock options will have exercise prices as determined by the Compensation Committee or the Board. The aggregate fair market value, determined as of the time an incentive stock option is granted, of the Common Stock with respect to which incentive stock options are exercisable by an employee for the first time during any calendar year, shall not exceed $100,000. There is no aggregate dollar limitation on the amount of non-statutory stock options which may be exercisable for the first time by an optionee during any calendar year. Payment of the exercise price for any option may be in cash, by withheld shares which upon exercise of an option having a fair market value at the time the option is exercised equal to the option price (plus applicable withholding tax) or in the form of shares of the Company's Common Stock. Any option granted under the Plan will expire at the time fixed by the Committee, which will not be more than ten years after the date it is granted or, in the case of any person who owns more than 10% of the combined voting power of all classes of the Company's stock or of any subsidiary corporation, not more than five years after the date of grant. The Compensation Committee may also specify when all or part of an option becomes exercisable, but in the absence of such specification, the option will ordinarily be exercisable in whole or part at any time during its term. Subject to the foregoing, the Compensation Committee may accelerate the exercisability of any option in its discretion.

         Options granted under the Plan are not assignable. Incentive Stock Options may be exercised only while the optionee is employed by the Company or within twelve months after termination by reason of death, within twelve months after the date of disability, or within three months after termination for any other reason.

         As of the date of this Proxy Statement, options to purchase 735,000 shares have been granted by the Company under the Plan, which options are effective only upon the approval of the Plan by the shareholders of the Company. Of such options, 340,000 options were granted to Joseph P. Kealy, 120,000 options each were granted to Jerry Kleven and Terry Beiriger and 50,000 options each were granted to Edwin L. King, Richard J. Seminoff and John F. Kealy. All of the aforementioned individuals are officers and/or directors of the Company. The balance of 25,000 options were granted to three employees who are not officers or directors. Options pertaining to 590,000 shares are exercisable at a price of $.9375 per share and options pertaining to 145,000 shares are exercisable at a price of $1.47 per share. All of such options are for a term of five years following their effective dates.

         Tax Consequences Respecting Options Under the Plan. An employee or director will not recognize income on the awarding of incentive stock options and nonstatutory options under the Plan. An optionee will recognize ordinary income as the result of the exercise of a nonstatutory stock option in the amount of the excess of the fair market value of the stock on the day of exercise over the option exercise price. Exercise of an option with previously owned stock is not a taxable disposition of such stock.

         An employee will not recognize income on the exercise of an incentive stock option, unless the option exercise price is paid with stock acquired on the exercise of an incentive stock option and the following holding period for such stock has not been satisfied. He will recognize long-term capital gain or loss on a sale of the shares acquired on exercise, provided the shares acquired are not sold or otherwise disposed of before the earlier of: (i) two years from the date of award of the option or (ii) one year from the date of exercise. If the shares are not held for the required period of time, the employee will recognize ordinary income to the extent the fair market value of the stock at the time the option is exercised exceeds the option price, but limited to the gain recognized on sale. The balance of any such gain will be a short-term capital gain.

         An employee generally must include in alternative minimum taxable income the amount by which the price he paid for an incentive stock option is exceeded by the option's fair market value at the time his rights to the stock are freely transferrable or are not subject to a substantial risk of forfeiture.

         The Company and its subsidiaries will be entitled to deductions for federal income tax purposes as a result of the exercise of a nonstatutory option and the disqualifying sale or disposition of incentive stock options in the year and the amount that the employee recognizes ordinary income as a result of such disqualifying disposition.

         The affirmative vote of a majority of the outstanding shares will be required to bring the Plan into compliance with Section 16(b) of the Exchange Act. It is intended that the proxies will be voted for adoption of the Plan unless instructions to the contrary are indicated on the accompanying proxy form.

         1997 Restricted Stock Plan. The Board adopted the Restricted Stock Plan in January 1997, a copy of which is attached as Exhibit B to this Proxy Statement. The Restricted Stock Plan is being submitted to the shareholders for approval at the Annual Meeting. Under the Restricted Stock Plan, shares of Common Stock of the Company are reserved, in such amounts as determined by the Board, for issuance as part of the total shares reserved under the Plan described above. The Restricted Stock Plan authorizes the grant of shares of Common Stock to key employees, consultants, researchers and to members of the Board. The Restricted Stock Plan is administered by the Board or a committee of the Board, which determines the persons to whom shares of Common Stock will be granted and the terms of such share grants.

         As of the date hereof, no shares have been granted under the Restricted Stock Plan. If the shareholders approve the Restricted Stock Plan, the Company anticipates that shares may be granted under the Restricted Stock Plan from time to time commencing in 1997 and thereafter depending upon the performance of the Company.

                  Your directors recommend a vote FOR adoption
                    of the Plans listed under Proposal No. 3

Directors and Executive Officers

         The following sets forth certain information with respect to directors and executive officers of the Company with the year in which each director's term expires in parentheses.

              Name                             Age                         Position with Company and Tenure
---------------------------------           ----------         ---------------------------------------------------------
Joseph P. Kealy                                 47             Chairman of the Board of Directors since 1994
                                                               and Director and President since 1990.  (1997)
Jerry Kleven                                    43             Director since 1995.  (1997)
John F. Kealy                                   52             Director since 1990. (1997)
Edwin L. King                                   50             Director since 1995.  (1997)
Richard J. Seminoff                             49             Director since 1995.  (1997)
Terry W. Beiriger                               45             Principal Financial Officer since 1990, Secretary
                                                               since 1995 and Treasurer since 1996.
V. Thompson Brown, Jr.                          34             Nominee for Director.

--------------------

         Directors hold office until the next annual meeting of shareholders and until their successors are elected and qualified or until their prior resignation. All executive officers are appointed by and serve at the discretion of the Board for continuous terms.

         Joseph P. Kealy is the Chairman and President of the Company and he has served in such capacities since May 1994 and September 1990, respectively. He has been a director of the Company since September 1990. Mr. Kealy was president of International Environmental Corporation ("IEC"), a former wholly-owned subsidiary of the Company, from its inception in 1987 until his resignation in March 1995 in connection with the sale of IEC. Mr. Kealy has been involved in the construction business for 26 years in both field and management capacities. For 15 years prior to joining the Company Mr. Kealy was the Arizona manager for a construction company. He attended college in Hastings, Nebraska and at Northern Arizona University.

         Jerry A. Kleven is the President of Kleven Construction, Inc. ("Kleven"), one of the Company's wholly owned subsidiaries. He has been involved in the underground construction industry since 1971. He is a member of various underground construction organizations in the United States, including the National Underground Contracting Association. He has worked in all phases of Kleven's operations, including systems analysis, construction methodology and final estimate pricing.

         John F. Kealy has been a director of the Company since September 1990. Mr. Kealy was the Executive Vice President and Secretary of the Company until March 1995 when he resigned in connection with his acquisition of IEC from the Company in 1995. He served as Chairman of the Company from September 1990 to May 1994. John F. Kealy formed IEC with his brother Joseph P. Kealy in 1987 and served as its chairman from its inception to May 1994. Mr. Kealy has been the President and Chairman of IEC since January 1995. Mr. Kealy has been in the construction business for 29 years in both field and management capacities. Mr. Kealy became a construction manager in 1967 and ran construction company offices in Hastings, Nebraska, Farmington, New Mexico and Phoenix Arizona from 1974 to 1989. Mr. Kealy attended Notre Dame University and graduated from Arizona State University in 1967 with a Bachelor of Science in Construction Management.

         Edwin L. King has been the president, treasurer and a director of Mexican Patio Cafes, Inc. ("MPC"), a development stage public company, since December 1992. MPC, through a principal subsidiary, is developing a program to market coupon advertising services inside supermarkets to businesses located in the immediate vicinity of the supermarkets. From August 1988 through July 1992, Mr. King was an executive vice president, then president and a principal shareholder of ShopTalk International, Inc. ("ShopTalk"), a company specializing in satellite delivered custom music and commercial message programs played over the speaker systems of supermarkets. In January 1991, Mr. King purchased a majority interest in ShopTalk and in July 1992 sold such interest to 3M Corporation, which provided electronic hardware and satellite for ShopTalk's operations.

         Richard J. Seminoff has been a Vice President at Semco Enterprises, Inc., which is in the metal processing business, since May 1995. From April 1991 to April 1995, he has served as president of Amos, Lovitt, Touche & Seminoff, an insurance agency in Phoenix, Arizona. From 1979 to March 1991, he was employed by the Lasher Cowie Insurance Agency, Inc. ("Lasher-Cowie"), one of the largest regional insurance agencies headquartered in Phoenix, Arizona, and he was the president of such agency from 1984 to March 1991. Lasher-Cowie became a part of Hilb, Rogal and Hamilton Company, a publicly owned company. Mr. Seminoff resigned as president of Lasher-Cowie in March 1991.

         Terry W. Beiriger is the principal financial officer, controller, Treasurer and Secretary of the Company. Mr. Beiriger has served as the principal financial officer and controller of the Company since September 1990, as Treasurer since July 1996 and as secretary since March 1995. He became involved in the construction business in 1979 when he joined Kealy Construction Company, which was owned by Joseph P. Kealy and John F. Kealy, as its controller. From 1974 to 1979, he was employed as a U.S. Internal Revenue Service agent specializing in the audits of medium-sized corporations. Mr. Beiriger graduated from Hastings College in Nebraska in 1974 with a Bachelor of Science in Business Administration.

Nominee for Election to the Board of Directors

         V. Thompson Brown, Jr. joined Concepts In Communications, Incorporated ("Concepts"), a principal subsidiary of the Company, in 1986. Since November 1987 he has been the Operations Manager for Concepts where he is responsible for project administration, materials management and bid and sales supervision. Mr. Brown graduated from Vanderbilt University with a Bachelor of Science in Engineering in 1984.

Business of the Board of Directors

         During the fiscal year ended December 31, 1996, the Company's board of directors held five meetings, either in person or by consent resolution. All directors attended or participated in all of these meetings.

Audit Committee

         In 1996 the Board elected Edwin L. King and Richard J. Seminoff to the Audit Committee. The functions of the Audit Committee are to receive reports with respect to loss contingencies, the public disclosure or financial statement notation of which may be legally required; annual review and examination of those matters that relate to a financial and performance audit of the Company's employee plans; recommend to the Board the selection, retention and termination of the Company's independent accountants; review the professional services, proposed fees and independence of such accountants; and provide for the periodic review and examination of management performance in selected aspects of corporate responsibility. The Audit Committee held one meeting during fiscal 1996. See "Compensation Committee Interlocks and Insider Participation" in the following section.

Compensation Committee

         In 1996 the Board elected Edwin L. King and Richard J. Seminoff to the Compensation Committee. The functions of the Compensation Committee are to review annually the performance of the chairman and president and of the other principal officers whose compensation is subject to the review and recommendation by the Committee to the Company's board of directors. Additionally, the Compensation Committee is to review compensation of outside directors for service on the Board and for service on committees of the Board, and to review the level and extent of applicable benefits provided by the Company with respect to automobiles, travel, insurance, health and medical coverage, stock options and other stock plans and benefits. The Compensation Committee held one meeting during fiscal 1996. See "Compensation Committee Interlocks and Insider Participation" in the following section.

Compensation Committee Interlocks and Insider Participation

         Messrs. King and Seminoff serve as members of the Compensation Committee. They have served in that capacity since they were appointed in August 1994 and are non-employee directors for purposes of administering the Plan under Rule 16b-3.

Director Compensation

         Directors currently receive no cash compensation for their services in that capacity. Reasonable out-of-pocket expenses may be reimbursed to directors in connection with attendance at meetings. In May 1996, the Company granted 25,000 options each to Edwin L. King, Richard J. Seminoff and John F. Kealy to purchase shares of Common Stock at a price of $1.125 per share. Such options are exercisable through May 8, 2006. In January 1997, the Company granted 30,000 options under the Plan each to Edwin L. King, Richard J. Seminoff and John F. Kealy to purchase shares of Common Stock at a price of $.9375 per share and in April 1997 the Company granted 20,000 options under the Plan to each of such persons to purchase shares of Common Stock at a price of $1.47 per share. Such options are not effective until approval of the Plan by the shareholders at the Annual Meeting and will be exercisable five years following their effective dates.

Compliance with Section 16(a) of the Securities Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Such officers, directors and shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

         Based solely on its review of the copies of such forms received by the Company, or representations from certain reporting persons that no forms were required for those persons, except as described hereafter, the Company believes that during Fiscal 1996 all filing requirements applicable to its officers, directors and ten percent beneficial owners were satisfied.

Certain Transactions

         Commencing in 1989 the Company advanced funds to Wings Limited Partnership, the partners of which included Joseph P. Kealy, John F. Kealy and Joseph W. Zerbib, a former officer, director and principal shareholder of the Company. In 1993, such individuals executed a promissory note in the principal amount of $396,732, plus accrued interest, to assume the obligation of the Wings Limited Partnership on a joint and several basis. Such individuals and their respective spouses secured the note by pledging 267,000 shares of their Common Stock to the Company. In June 1996, Mr. Zerbib paid $108,035, representing his pro-rata share of the principal and accrued interest on the note. Upon such payment the Company released him from his obligations under the note and released 107,000 shares of Common Stock which he had pledged to secure the note The maturity date of the note has been extended on several occasions, with the most recent extension to December 31, 1997. As of December 31, 1996, the outstanding principal balance of the note was $152,394.

         At December 31, 1994 Jerry Kleven, Brad J. Kleven and Ronald Abeyta owed the Company $81,656, $108,400 and $68,634, respectively, as a result of advances made by the Company to such individuals in fiscal 1994. Nearly all of such advances occurred prior to the Company's acquisition of Kleven in August 1994. The advances were represented by secured promissory notes bearing interest at 7% per annum, which notes were due and payable in full on or before December 31, 1995. Also at December 31, 1994, International FiberCon, Inc., a California corporation ("FiberCon") of which Jerry Kleven, Brad J. Kleven and Ronald Abeyta owned a majority interest, owed the Company $210,000 as the result of advances made by the Company to FiberCon. Such individual owners personally guaranteed FiberCon's payment of the promissory note. FiberCon was formed to help the Company develop its business in California. In 1995 FiberCon failed to make the required payments on the note and the Company requested payment from Jerry Kleven, Brad Kleven and Ronald Abeyta under their respective guarantees. Jerry Kleven paid the sum of $100,000 toward his note to the Company and his pro rata portion of the guarantee of the FiberCon note in 1995. The remaining balance due of $63,497 was consolidated into a new note on December 31, 1995 and had an outstanding principal balance of $67,942 at December 31, 1996. The Company has received no payment from Brad Kleven or Ronald Abeyta on their respective notes or guarantees of the FiberCon note and it has filed suit against them for full payment of the notes and guarantee obligations.

Limitation of Liability of Directors

         The General Corporation Law of Arizona ("Corporation Law") permits the inclusion of a provision in the articles of incorporation of a corporation limiting or eliminating the potential monetary liability of directors to a corporation or its shareholders by reason of their conduct as directors. These sections do not permit any limitation on or the elimination of liability of a director for disloyalty to his corporation or its shareholders, failing to act in good faith, engaging in intentional misconduct or a knowing violation of the law, obtaining an improper personal benefit or paying a dividend or approving a stock repurchase that was illegal under the Corporation Law. Accordingly, the provisions limiting or eliminating the potential monetary liability of directors permitted by the Corporation Law apply only to the "duty of care" of directors, that is, to unintentional errors in their deliberations or judgments and not to any form of "bad faith" conduct.

         The Articles of Incorporation of the Company eliminate the personal monetary liability of directors to the extent allowed under Arizona law. A shareholder is able to prosecute an action against a director for monetary damages only if he can show a breach of the duty of loyalty, a failure to act in good faith, intentional misconduct, a knowing violation of law, an improper personal benefit or an illegal dividend or stock repurchase, and not "negligence" or "gross negligence" in satisfying his duty of care. Article XII of the Articles of Incorporation applies only to claims against a director arising out of his role as a director and not in any other capacity or to his responsibilities under any other law, such as the federal securities laws.

Executive Compensation

         The following table sets forth all cash compensation paid by the Company to the chief executive officer and the most highly compensated executive officers and key employees whose total renumeration exceeded $100,000 for services rendered in all capacities to the Company during the last three completed fiscal years.

                             EXECUTIVE COMPENSATION

                                    Annual Compensation                          Long-Term Compensation
                           --------------------------------------       -----------------------------------------
                                                                                 Awards               Payouts
                                                                        -----------------------       -------
                                                                                                                           All
                                                          Other                                                           Other
Name and                                                  Annual        Restricted                                       Compen-
Principal                                                 Compen-       Stock          Options/       LTIP                sation
Positions            Year    Salary       Bonus           sation        Award(s)       SARs(2)        Payouts               (3)
---------            ----  --------       -----           -------       --------       --------       -------             -------
Joseph P. Kealy      1996  $117,092                                                     165,000                            $9,600
President and        1995    96,936                                                                                         9,600
Chairman of the      1994   114,208                                                                                         9,600
Board
Terry W.             1996    75,154                                                     65,000                              9,600
Beiriger             1995    71,922                                                                                         9,600
Principal            1994    68,229                                                                                         3,200
Financial Officer,
Secretary and
Treasurer
Jerry Kleven         1996   150,000                                                     70,000                             10,000
Executive Vice       1995   150,000                                                                                        10,000
President and        1994   150,000                                                                                        10,000
Director

(1) In August 1994 the Company entered into five-year employment agreements with Joseph P. Kealy providing for an annual base salary of $150,000 and an automobile allowance of $9,600 per year and with Jerry Kleven providing for a base salary of $150,000 and an automobile allowance of $10,000 per year.

(2) Does not include 340,000 options granted to Mr. Kealy or 120,000 options granted to each Messrs. Beiriger and Kleven in January 1997 and April 1997 under the Plan. Such grants are not effective until approval of the Plan by the shareholders at the Annual Meeting. See "Approval of Adoption of 1997 Incentive Stock Option Plan and 1997 Restricted Stock Plan" and "Option Grants in 1996."

(3) The amounts set forth in this column are the automobile allowances received by the persons in the table.

Stock Option Plan and Restricted Stock Plan

         1994 Incentive Stock Option Plan. The board of directors adopted the 1994 Incentive Stock Option Plan (the "1994 Plan") in March 1994. Under the Plan, 441,707 shares of Common Stock are reserved for issuance and have been issued. The 1994 Plan authorizes the Company to grant to key employees of the Company (i) incentive stock options to purchase shares of Common Stock and
(ii) non-qualified stock options to purchase shares of Common Stock. The 1994 Plan was approved by the shareholders at the Annual Meeting of Shareholders held on May 31, 1994.

         The objectives of the 1994 Plan are to provide incentives to key employees to achieve financial results aimed at increasing shareholder value and attracting talented individuals to the Company. The Compensation Committee to be formed by the board of directors and comprised of disinterested Directors will have the discretion to make awards of stock options. Although the 1994 Plan does not specify what portion of the shares may be awarded in the form of incentive stock options or non-statutory options, it is anticipated that a substantially greater number of incentive stock options will be awarded under the 1994 Plan. The incentive stock options are qualified stock options under the Internal
Revenue Code. Further, the 1994 Plan is a stock option plan meeting the requirements of Rule 16b-3 promulgated under the Exchange Act. Persons eligible to participate in the 1994 Plan will be those employees of the Company whose performance, in the judgment of the Compensation Committee, can have significant effect on the success of the Company.

         The 1994 Plan is administered by the Compensation Committee, which has the authority to interpret its provisions, establish and amend rules for its administration, determine the types and amounts of awards to be made, subject to the 1994 Plan's limitations, and approve recommendations made by management of the Company as to who should receive awards.

         Incentive stock options may be granted under the 1994 Plan for terms of up to ten years and at an exercise price at least equal to 100% of the fair market value of the Common Stock as of the date of grant, and 85% of the fair market value in the case of non-statutory options, except that incentive options granted to any person who owns stock possessing more than 10% of the combined voting power of all classes of the Company's stock or of any parent or subsidiary corporation must have an exercise price at least equal to 110% of the fair market value of the Company's Common Stock on the date of grant. The aggregate fair market value, determined as of the time an incentive stock option is granted, of the Common Stock with respect to which incentive stock options are exercisable by an employee for the first time during any calendar year shall not exceed $100,000. There is no aggregate dollar limitation on the amount of non-statutory stock options which may be exercisable for the first time by an employee during any calendar year. Payment of the exercise price is to be in cash, although the Compensation Committee may, in its discretion, allow payment in the form of shares of the Company's Common Stock under certain circumstances. Any option granted under the 1994 Plan will expire at the time fixed by the Committee, which will not be more than ten years after the date it is granted. Any employee receiving a grant must remain continuously employed by the Company for a period of twelve months after the date of the grant, as a condition to the exercise of the option. The Compensation Committee may also specify when all or part of an option becomes exercisable, but in the absence of such specification, the option will ordinarily be exercisable in whole or part at any time during its term. In addition, optionees who are directors or executive officers of the Company may not exercise any portion of an option within six months of the date of grant. Subject to the foregoing, the Compensation Committee may accelerate the exercisability of any option in its discretion.

         Options granted under the 1994 Plan are not assignable. Options may be exercised only while the optionee is employed by the Company or within twelve months after termination by reason of death, within twelve months after the date of disability, or within ten days after termination for any other reason.

         The Company may assist optionees in paying the exercise price of options granted under the 1994 Plan by either the extension of a loan by the Company for payment by the optionee of the exercise price in installments, or a guarantee by the Company of a loan obtained by the optionee from a third party. The terms of any loan, installment payments or guarantees, including the interest rate and terms of repayment and collateral requirements, if any, shall be determined by the Board of Directors in its sole discretion.

         1994 Restricted Stock Plan. The Board of Directors adopted the 1994 Restricted Stock Plan ("1994 Restricted Stock Plan") in March 1994 and it was approved by the shareholders at the Annual Meeting of Shareholders held on May 31, 1994. Under the 1994 Restricted Stock Plan, shares of Common Stock of the Company are reserved, in such amounts as determined by the Board of Directors, for issuance as part of the total shares reserved under the 1994 Plan described above. The 1994 Restricted Stock Plan authorizes the grant of shares of Common Stock to key employees, consultants, researchers and to members of the Advisory Board. The 1994 Restricted Stock Plan is administered by the Board of Directors or a committee of the Board, which determines the persons to whom shares of Common Stock will be granted and the terms of such share grants.

Option Grants in 1996

         The following executive officers were granted stock options by the Company in Fiscal 1996 in recognition of their past contributions to the Company. In each case, the option price was in excess of the fair market value of the Common Stock on the date of grant.

                                                         Percentage of Total
                                      No. of               Shares for which
                                 Shares Underlying         Options Granted                                Expiration
            Name                  Options Granted            to Employees           Exercise Price         Date(1)
            ----                  ---------------            ------------           --------------         -------
Joseph P. Kealy                       165,000                     55                   $1.125             May 8, 2006
Jerry Kleven                           70,000                     23                    1.125             May 8, 2006
Terry W. Beiriger                      65,000                     22                    1.125             May 8, 2006

------------------

(1)      Options became exercisable May 8, 1997.

(2) Does not include 340,000 options granted to Mr. Kealy or 120,000 options granted to each Messrs. Kleven and Beiriger under the Plan in 1997, effective only upon approval of the Plan by the shareholders at the Annual Meeting. See "Approval of Adoption of 1997 Incentive Stock Option Plan and 1997 Restricted Stock Plan."

Option Exercises in 1996

         There were no exercises of outstanding stock options in Fiscal 1996.

Ownership of Common Stock by Nominees for Directors, Executive Officers and Certain Shareholders

         The following table sets forth information, as of June 4, 1997, with respect to the number of shares of Common Stock of the Company beneficially owned by individual directors, by all directors and officers of the Company as a group, and by persons known by the Company to own more than 5% of the Company's Common Stock. The Company has no other class of stock outstanding.

               Name of Beneficial                               Number                            Percent of
                Owner and Address                              of Shares                      Common Stock Owned
-------------------------------------------------      -------------------------      ----------------------------------
Joseph P. Kealy                                               396,186 (1)(2)                          6.0
3615 S. 28th Street
Phoenix, Arizona  85040

John F. Kealy                                                 185,211 (1)(3)                          2.9
520 South 52nd Street
Tempe, Arizona  85281

Jerry Kleven                                                  125,997 (1)(4)                          1.9
3615 S. 28th Street
Phoenix, Arizona  85040

Terry W. Beiriger                                              77,500 (1)(5)                          1.2
3615 S. 28th Street
Phoenix, Arizona  85040

Edwin L. King                                                  45,000 (6)                              .7
13806 N. 18th Street
Phoenix, Arizona  85022

Richard J. Seminoff                                            45,000 (6)                              .7
5050 North 40th Street
Suite 220
Phoenix, Arizona  85018

V. Thompson Brown, Jr.                                         75,000 (7)                             1.2
5714 Charlotte Avenue
Nashville, Tennessee 37209

RBB Bank Aktiengesellschaft                                 7,136,841 (1)                            57.0
Burgring 16, 8010
Graz, Austria

All directors and                                             874,894                                12.8
officers as a group
(six persons)

---------------------

(1) The shareholder listed has sole voting and investment power with respect to the shares listed. Terry W. Beiriger disclaims beneficial ownership of an additional 2,300 shares owned by his minor children.

(2) Includes options to purchase 165,000 shares of Common Stock granted in Fiscal 1996. Does not include options to purchase 340,000 shares of Common Stock granted under the Plan, which grants do not become effective until the approval of the Plan at the Annual Meeting.

(3) Includes options to purchase 25,000 shares of Common Stock granted in Fiscal 1996. Does not include options to purchase 50,000 shares of Common Stock granted under the Plan, which grants do not become effective until the approval of the Plan at the Annual Meeting.

(4) Includes options to purchase 70,000 shares of Common Stock granted in Fiscal 1996. Does not include options to purchase 120,000 shares of Common Stock granted under the Plan, which grants do not become effective until the approval of the Plan at the Annual Meeting.

(5) Includes options to purchase 65,000 shares of Common Stock granted in Fiscal 1996. Does not include options to purchase 120,000 shares of Common Stock granted under the Plan, which grants do not become effective until the approval of the Plan at the Annual Meeting.

(6) Includes options to purchase 20,000 shares of Common Stock granted each to Edwin L. King and Richard J. Seminoff in fiscal 1995 and options to purchase 25,000 shares of Common Stock granted in Fiscal 1996 to each of them. Does not include options to purchase 50,000 shares of Common Stock granted each to Edwin L. King and Richard J. Seminoff under the Plan in 1997, which grants do not become effective until the approval of the Plan at the Annual Meeting.

(7) Includes options to purchase 70,000 shares of Common Stock granted in January 1997, which options are exercisable at a price of $.9375 per share through January 6, 2002.

(8) Assumes that all shares of Common Stock issued and issuable to RBB Bank Aktiengesellschaft ("RBB Bank") upon the conversion of $1,500,000 principal amount of 8% Convertible Subordinated Debentures ("Debentures"), the Series A Convertible Preferred Stock ("Series A Preferred"), and Series B Convertible Preferred Stock ("Series B Preferred") and upon the exercise of common stock purchase warrants are beneficially owned by it. RBB Bank has disclaimed beneficial ownership of all of the foregoing securities and advised the Company that it is holding such securities on behalf of certain of its clients, none of whom owns 5% or more of any class of these securities. RBB Bank has further advised the Company that its clients have sole voting power over, and sole economic interest in, these securities. The holders of the Preferred Stock have no voting rights, except as required by law, such as in matters directly affecting the rights as holders of Preferred Stock. Of the shares of Common Stock indicated in the table as being held by RBB Bank for its clients, 1,044,935 shares were issued and outstanding (186,526 shares of which are subject to restrictions on transfer); 1,200,000 shares are issuable commencing October 1997 upon conversion of Debentures; 1,853,458 shares are issuable upon conversion of 1,972 shares of Series A Preferred at assumed conversion prices of $.93, $1.10 and $1.29 per share; 2,338,790 shares are issuable upon conversion of 3,500 shares of Series B Preferred at an assumed conversion price of $1.50 per share; and 700,000 shares issuable upon exercise of 700,000 warrants at prices of $2.19, $2.25 and $2.75 per share. RBB Bank's clients have requested registration of the shares of Common Stock issuable upon exercise or conversion of the foregoing securities.

                                  OTHER MATTERS

         The Company's Board is not presently aware of any matters to be presented at the meeting other than those described above. However, if other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy on such matters in accordance with their judgment.

Shareholder Proposals

         Any shareholder desiring to have a proposal included in the Company's proxy statement for its 1998 Annual Meeting must deliver such proposal (which must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934) to the Company's principal executive offices not later than February 1, 1998.

Annual Report

         The Company's Annual Report on Form 10-KSB with certified financial statements required to be filed for the fiscal year ended December 31, 1996, accompanies this Notice and Proxy Statement and was mailed this date to all shareholders of record on June 4, 1997. Any exhibit to the annual report on Form 10-KSB will be furnished to any requesting person who sets forth a good faith representation that he or she was a beneficial owner of the Company's Common Stock on June 4, 1997. The fee for furnishing a copy of any exhibit will be 25 cents per page plus $3.00 for postage and handling.

                                                                       Exhibit A


                          INTERNATIONAL FIBERCOM, INC.

                             1997 STOCK OPTION PLAN


The following definitions shall be applicable throughout the Plan:

         (a) "Board" means the Board of Directors of the Company.

         (b) "Articles of Incorporation" means the Company's Articles of Incorporation, as amended or restated from time to time.

         (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time. Reference in the Plan to any Section of the Code shall be deemed to include any amendments or successor provisions to such Section and any rules or regulations under such Section.

         (d)  "Committee"  means  the  committee   appointed  by  the  Board  to
administer the Plan as referred to in Article V.

         (e) "Commission" means the Securities and Exchange Commission or any successor agency.

         (f)  "Company"   means   International   FiberCom,   Inc.,  an  Arizona
corporation.

         (g) "Date of Grant" means the date on which the granting of an Option is authorized by the Board or such later date as may be specified by the Board in such authorization as referred to in Article V.

         (h) "Eligible Employee" means any person regularly employed by the Company or a Subsidiary on a full-time salaried basis who satisfies all of the requirements of Article IX.

         (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

         (j) "Fair Market Value" is defined in Article IV.

         (k) "Holder" means an employee of the Company or a Subsidiary who has been granted an Option.

         (l) "Incentive Stock Option" means any Option intended to be and designated as an "incentive stock option" within the meaning of ss.422 of the Code.

         (m) "Non-Employee Director" means a member of the Board who qualifies as a "Non- Employee Director" as defined in Rule 16b-3, as promulgated by the Commission under the Exchange Act or any successor definition adopted by the Commission.

         (n) "Non-Incentive Options" means an Option which is not an Incentive Stock Option

         (o) "Normal Termination" means termination at retirement pursuant to the Company or Subsidiary retirement plan then in effect.

         (p) "Option" means an award granted under Article IX of the Plan and includes both Non-Incentive Options and Incentive Stock Options.

         (q) "Plan" means this 1997 Stock Option Plan.

         (r) "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

         (s) "Share" means a share of Stock.

         (t) "Stock" means common stock of the Company as described in the Articles of Incorporation.

         (u) "Subsidiary" means "subsidiary corporation" as defined in ss.424(f) of the Code.

         (v) "Termination" means separation from employment with the Company or any of its Subsidiaries for any reason except due to death.

         (w) "Treasury" means the Department of the Treasury of the United States of America.


                                   ARTICLE I.

                       Designation and Purpose of the Plan
                       -----------------------------------

         The Plan shall be known as the "International FiberCom, Inc. 1997 Stock Option Plan." The purpose of the Plan is to provide additional incentives to Employees and Non-Employee Directors of the Company to achieve financial results aimed at increasing shareholder value and to attract and retain the best available personnel for positions of responsibility within the Company through the grant of options to purchase shares of the Company's Common Stock. The Plan was approved by the Board on January 6, 1997 and is subject to the approval by the shareholders of the Company. Subject to the determination of the Board or a Committee appointed by the Board, Options granted under this Plan may be Incentive Stock Options or Non-Incentive Options.

                                   ARTICLE II.

                          Shares Available for Purchase
                          -----------------------------

         A maximum of 1,200,000 authorized but unissued shares of the Company's common stock may be issued upon the exercise of Options granted pursuant to the Plan. Such Shares shall be deemed to have been used in the exercise of Options whether actually delivered or whether the Fair Market Value equivalent of such Shares is paid in cash. In the event that any Option granted under the Plan expires or terminates for any reason whatsoever without having been exercised in full, the Shares subject to, but not delivered under such Option shall become available for other Options which may be granted under the Plan; or shall be available for any other lawful corporate purpose.


                                  ARTICLE III.

                         Limit on Value of Option Shares
                         -------------------------------

         In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time such Option is granted) of the Shares with respect to which the Incentive Stock Option is exercisable for the first time by an individual during any calendar year (under all plans of the Company) shall not exceed $100,000.


                                   ARTICLE IV.

                       Determination of Fair Market Value
                       ----------------------------------

         As used herein the term "Fair Market Value" shall mean, with respect to the date a given Option is granted or exercised, the value determined by the Board or any Committee appointed in accordance with Article VI hereof in good faith using a generally accepted valuation method and, in the case of an incentive stock option, determined in accordance with applicable Treasury regulations; provided, however, that where there is a public market for the common stock of the Company, the Fair Market Value per share shall be the mean of the final bid and asked prices of the Stock on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System) or, in the event the stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on the date of grant of the option, as reported in The Wall Street Journal.


                                   ARTICLE V.

                       Stock Options and Option Agreements
                       -----------------------------------

         (a) Stock Options under the Plan may be of two types: Incentive Stock Options and Non- Incentive Options. Any Stock Option granted under the Plan will be in such form as the Board may from time to time approve. The Board will have the authority to grant any optionee Incentive Stock Options, Non-Incentive Options or both types of Options. The Date of Grant of an Option will be the date the Board by resolution selects an individual to be a participant in any grant of an Option, determines the number of Shares to be subject to such Option to be granted to such individual and specifies the terms and provisions of the Option. Incentive Stock Options may only be granted to Eligible Employees. To the extent that any Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it will be deemed to be a Non-Incentive Option. The Board may grant Non-Incentive Options to Non-Employee Directors under the Plan. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options will be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under ss.422 of the Code or, without the consent of the optionee, to disqualify any Incentive Stock Option under such ss.422.

         (b) Each Option granted under the Plan shall be evidenced by an option agreement ("Option Agreement"), which shall indicate on its face whether it is an agreement for an Incentive Stock Option or a Non-Incentive Option, or both and shall be signed by an officer of the Company on behalf of the Company and by the employee who was granted the Option and which shall contain such provisions as may be approved by the Board or any Committee appointed by the Board according to Article VI. The provisions shall be subject to the following terms and conditions:

                  (i) Any Option or portion thereof that is exercisable shall be exercisable as to such number of Shares and at such times as set forth in the Stock Option Agreement, except as limited by the terms of the Plan heretofore;

                  (ii) Every Share purchased through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any Share, when the Holder purchases the Share, or when the Option lapses;

                  (iii) Options shall not be transferable by the Holder except by will or the laws of descent and distribution and shall be exercisable during the Holder's lifetime only by the Holder; and

                  (iv) An unexpired Option shall become immediately  exercisable
         (1) automatically on the Holder's Normal Termination, (2) at the discretion of the Board, in whole or in part, on the date the Holder becomes eligible to receive early retirement benefits, as defined under the retirement plan of the Company then in effect, (3) upon any change in control of the Company, and (4) under such other circumstances as the Board may direct.

         (c) The Option Agreements shall constitute binding contracts between the Company and the employee. Every employee, upon acceptance and execution of such option agreement, shall be bound by the terms and conditions of this Plan and of the Option Agreement.

         (d) The  terms  and  conditions  of the  Option  Agreement  shall be in
accordance   with  this  Plan,  but  may  include   additional   provisions  and
restrictions, provided that the same are not inconsistent with the Plan.


                                   ARTICLE VI.

                     Compensation and Stock Option Committee
                     ---------------------------------------

         The Plan shall be administered by the Board or a Committee appointed by the Board in accordance with Rule 16b-3 of the Exchange Act ("Rule 16b-3"). Any Committee which has been delegated the duty of administering the Plan by the Board shall be composed of two or more persons each of whom (i) is a Non-Employee Director and (ii) is an "outside director" as defined in ss.162(m)(4) of the Code. To the extent reasonable and practicable, the Plan shall be consistent with the provisions of Rule 16b-3 to the degree necessary to ensure that transactions authorized pursuant to the Plan are exempt from the operation of Section 16(b) of the Exchange Act. If such a Committee is appointed, the Committee shall have the same power and authority to construe, interpret and administer the Plan and from time to time adopt such rules and regulations for carrying out this Plan as it may deem proper and in the best interests of the Company as does the Board. Any reference herein to the Board shall, where appropriate, encompass a Committee appointed to administer the Plan in accordance with this Article VI.

         The Board shall, from time to time, in its discretion, determine which of the Eligible Employees are to be granted Options and the form, amount and timing of such Options and, unless otherwise provided herein, the terms and provisions thereof and the form of payment of an Option, if applicable, and such other matters specifically delegated to It under this Plan. Subject to the express provisions of the Plan, the Board shall have authority to interpret the Plan and Options granted hereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable in administering the Plan, all of which determinations shall be final and binding upon all persons. A quorum of the Board shall consist of a majority of its members and the Board may act by vote of a majority of its members at a meeting at which a quorum is present, or without a meeting by a written consent to the action taken signed by all members of the Board. No member of the Board shall be liable for any action, interpretation or construction made in good faith with respect to the Plan or any Option granted hereunder.


                                  ARTICLE VII.

                                  Option Price
                                  ------------

         The Option price at which Shares may be purchased under an Option granted pursuant to this Plan shall be set by the Board, but shall in no instance be less than the Fair Market Value of such Shares on the Date of Grant in the case of Incentive Stock Options. Such Fair Market Value shall be determined by the criteria set forth in Article IV hereof. The Option price will be subject to adjustments in accordance with provisions of Article X herein.

         In the event that an employee granted an Incentive Stock Option hereunder owns, directly or indirectly, immediately after such grant, more than 10% of the total combined voting power of all classes of the issued and outstanding stock of the company, the option price shall be at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms shall not be exercisable after the expiration of five (5) years from the date such Option is granted.


                                  ARTICLE VIII.

                               Exercise of Option
                               ------------------

         (a) Subject to the provisions of Articles VII and IX the period during which each Option may be exercised shall be fixed by the Board at the time such Option is granted, subject to the following rules:

                  (i) such Option is granted within ten (10) years from the date the Plan is adopted, or the date such Plan is approved by the stockholders, whichever is earlier;

                  (ii) such Option by its terms is not exercisable after the expiration of ten (10) years (in the case if Incentive Stock Options, not to exceed five years for Eligible Employees owning 10% or more of the combined voting power of all classes of stock of the Company) from the Date of Grant as shall be set forth in the Stock Option Agreement relating to such grant; and,

                  (iii) such Option by its terms states that a person's rights and interests under the Plan, including amounts payable, may not be assigned, pledged, or transferred except, in the event of an employee's death, to a designated beneficiary as provided in the Plan, or in the absence of such designation, by will or the laws of descent and distribution.

         (b) An Option shall lapse under the following circumstances:

                  (i) Ten (10) years after it is granted, three months after Normal Termination, twelve months after the date of Termination if due to permanent disability, three months after any other Termination or any earlier time set by the grant.

                  (ii) If the Holder dies within the Option  period,  the Option shall lapse unless it is exercised within the Option period and in no event later than twelve months after the date of his death by the Holder's legal representative or representatives or by the person or persons entitled to do so under the Holder's last will and testament or, if the Holder shall fail to make testamentary disposition of such Option or shall die intestate, by the person or persons entitled to receive said Option under the applicable laws of descent and distribution.

                  (iii) Notwithstanding the foregoing, in no event shall the period of exercise be less than thirty days after Normal Termination or the death of the Holder; provided, however, that in no event shall an Incentive Stock Option be exercised more than ten years after the Date of Grant.

         (c) No Shares shall be delivered pursuant to any exercise of an Option until the requirements of such laws and regulations, as may be deemed by the Board to be applicable, are satisfied and until payment in full of the option price specified in the applicable Stock Option Agreement is received by the Company. No employee shall be deemed to be an owner of any Shares subject to any Option unless and until the certificate or certificates for them have been issued, as reflected on the stock record and transfer books of the Company.


                                   ARTICLE IX.

                                   Eligibility
                                   -----------

         All employees of the Company, including officers and directors who are salaried employees, shall be Eligible Employees eligible to participate under this Plan. The fact that an employee has been granted an Option under this Plan shall not in any way affect or qualify the right of the employee to terminate his employment at any time. Nothing contained in this Plan shall be construed to limit the right of the Company to grant Options otherwise than under the Plan for any proper and lawful corporate purpose, including but not limited to Options granted to employees. Employees to whom Options may be granted under the Plan will be those selected by the Committee from time to time who, in the sole discretion of the Committee, have contributed in the past or who may be expected to contribute materially in the future to the successful performance of the Company.


                                   ARTICLE X.

                       Capital Adjustments Affecting Stock
                       -----------------------------------

         (a) If the outstanding Stock of the Company shall at any time be changed or exchanged by declaration of a stock dividend, split-up, combination of Shares, recapitalization, merger, consolidation, or other corporate reorganization in which the Company is the surviving corporation, the number and kind of Shares subject to the Plan or subject to any Options theretofore granted, and the Option prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of Shares without changing the aggregate Option price and the Board may make any other adjustments as the Board deems appropriate for purposes of the Plan. The determination of the Board as to the terms of any adjustment shall be conclusive except to the extent governed by Treasury regulations applicable to Incentive Stock Options.

         (b) In the event of a liquidation or dissolution of the Company, sale of all or substantially all of its assets, or a merger, consolidation or other corporate reorganization in which the Company is not the surviving corporation, or any merger or other reorganization in which the Company is the surviving corporation but the holders of its Stock receive securities of another corporation, or in the event a person makes a tender offer to the stockholders of the Company, the Board may, but need not, accelerate the time at which unexercised Options may be exercised. Nothing herein contained shall prevent the substitution of a new Option by the surviving or acquiring corporation.


                                   ARTICLE XI.

                      Amendments, Suspension or Termination
                      -------------------------------------

         (a) The Board shall have the right, at any time, to amend, suspend or terminate the Plan, and if suspended, reinstate the Plan in whole or in part in any respect which it may deem to be in the best interests of the Company, provided, however, no amendments shall be made in the Plan which:

                  (i) Increase the total number of Shares for which Options may be granted under this Plan for all employees or for any one of them except as provided in Article X;

                  (ii) Change the minimum purchase price for the optioned Shares, except as provided in Article X;

                  (iii) Affect outstanding Options or any unexercised rights thereunder, except as provided in Article VIII;

                  (iv) Extend the option period provided in Article VIII or make an Option exercisable earlier than as specified in Article VIII; or

                  (v) Extend the termination date of the Plan.

         (b) The Board shall also have the right, with the express written consent of an individual participant, to cancel, reduce or otherwise alter such participant's outstanding Options under the Plan.

         (c) Any such amendment, termination, suspension, cancellation, reduction or alteration shall be further approved by the shareholders of the Company if such approval is required to preserve or comply with any exemption, whether under Rule 16b-3 or otherwise, from Section 16(b) of the Exchange Act or to preserve the status of Incentive Stock Options within the meaning of ss.422 of the Code.

                                  ARTICLE XII.

                              Repurchase of Shares
                              --------------------

         Any time during an Optionee's employment with the Company, an Optionee who has purchased shares of Common Stock upon exercise of Options granted pursuant to this Plan, may, in writing, offer for sale to the Company such Common Stock at the purchase price determined under the respective Stock Option Agreement. If the Company does not acquire such Common Stock, the Optionee may not, while he is in the employ of the Company, sell, transfer, gift, pledge, encumber, burden or otherwise dispose of all or any portion of such Common Stock to any other person or entity.

         In the event that the employment of an employee is terminated or does terminate, for any reason, including death, then in that event, to the extent that Options have been exercised in whole or in part prior to the date of such termination, the employee (or, if applicable, his assigns, heirs, successors, administrators or executors) shall be required to sell back his Shares to the Company upon such terms and conditions as determined by the Committee and as reflected in the Option Agreement.


                                  ARTICLE XIII.

                        Effective Date, Term and Approval
                        ---------------------------------

         The effective date for this Plan shall be upon approval by the stockholders. Options may be granted as provided herein for a period of ten years after such date unless an earlier termination date after which no Options may be granted under the Plan is fixed by action of the Board, but any Option granted prior thereto may be exercised in accordance with its terms. The grant of any Options under the Plan is effective only upon approval of the Plan by the stockholders. The Plan and all Options granted pursuant to it are subject to all laws, approvals, requirements, and regulations of any governmental authority or securities exchange which may be applicable thereto and, notwithstanding any provisions of the Plan or option agreement, the Holder of an Option shall not be entitled to exercise his Option nor shall the Company be obligated to issue any Shares to the Holder if such exercise or issuance shall constitute a violation by the Holder or the Company of any provisions of any such laws, approvals, requirements, or regulations. The Plan shall continue in effect until all matters relating to the payment of Options granted under the Plan and administration of the Plan have been settled.


                                   ARTICLE XIV

                                     General
                                     -------

         (a) Government and Other Regulations. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such

Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, and the requirements of any stock exchange upon which the Shares may then be listed and shall be further subject to the approval of counsel for the Company with respect to such compliance. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         (b) Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         (c) Tax Withholding. The employee or other person receiving Stock upon exercise of an Option may be required to pay to the Company or to a Subsidiary, as appropriate, the amount of any such taxes which the Company or Subsidiary is required to withhold with respect to such Stock. In connection with such obligation to withhold tax, the Company may defer making delivery of such Stock unless and until indemnified on such withholding liability to its satisfaction.

         (d) Claim to Options and Employment Rights. No employee or other person shall have any claim or right to be granted an Option under the Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or a Subsidiary.

         (e) Beneficiaries. Any payment of Options due under this Plan to a deceased participant shall be paid to the beneficiary designated by the participant and filed with the Board. If no such beneficiary has been designated or survives the participant, payment shall be made to the participant's legal representative. A beneficiary designation may be aged or revoked by a participant at any time provided the change or revocation is filed with the Board. The designation by a married participant of one or more persons other than the participant's spouse must be consented to by the spouse.

         (f) Nontransferability. A person's rights and interests under the Plan, including amounts payable, may not be assigned, pledged, or transferred except, in the event of an employee's death, to a designated beneficiary as provided in the Plan, or in the absence of such designation, by will or the laws of descent and distribution.

         (g) Indemnification. Each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him in satisfaction of judgment in such action, suit, or proceeding against him. He shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Bylaws or Articles of Incorporation, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

         (h) Reliance on Reports. Each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Board be liable for any determination made or other action taken, including the furnishing of information, or failure to act, if in good faith.

         (i) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary.

         (j) Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

         (k) Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

         (l) Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

         (m) Fractional Shares. No fractional Shares shall be issued and the Board shall determine whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or rounding down unless otherwise provided in the Plan.

         (n) Construction of Plan. The place of administration of the Plan shall be in the State of Arizona, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of Arizona.

                                                                       Exhibit B


                          INTERNATIONAL FIBERCOM, INC.

                           1997 RESTRICTED STOCK PLAN


         1. Purposes of the Plan. The purposes of this Restricted Stock Plan are to attract and retain the best available personnel for positions of responsibility within the Company, to provide additional incentive to employees and others who provide services to the Company, and to promote the success of the Company's business through the grant of restricted shares of the Company's Common Stock.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Award" shall mean a grant of one or more shares of Restricted Stock.

                  (b) "Board" shall mean the Board of Directors of the Company or, when appropriate, the Committee administering the Plan, if one has been appointed.

                  (c) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

                  (d) "Common Stock" shall mean the common stock of the Company described in the Company's Certificate of Incorporation, as amended.

                  (e) "Company" shall mean INTERNATIONAL FIBERCOM, INC., an Arizona corporation, and shall include any parent or subsidiary corporation of the Company as defined in Sections 424(e) and (f), respectively, of the Code.

                  (f) "Committee" shall mean the Committee appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

                  (g) "Employee" shall mean any person, including salaried officers and directors, employed by the Company.

                  (h) "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended.

                  (i) "Fair Market Value" shall mean, with respect to the date a given Award is granted, the value of the Common Stock determined by the Board in such manner as it may deem equitable for Plan purposes; provided, however, that where there is a public market for the Common Stock, the Fair Market Value per Share shall be the mean of the bid and asked prices of the Common Stock on the date of grant, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported in the National Association of Securities Dealers Automated Quotation System) or, in the event the Common Stock is listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ/National Market System, the Fair Market Value per Share shall be the closing price on such exchange on the date of grant of the Award, as reported in the Wall Street Journal.

                  (j) "Grantee" shall mean an employee or other individual who provides services to the Company who has been granted one or more shares of Restricted Stock.

                  (k) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (l) "Plan" shall mean this 1997 Restricted Stock Plan.

                  (m) "Restricted Stock" shall mean Common Stock, issued and outstanding, restricted as to transfer and subject to a substantial risk of forfeiture.

                  (n) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 8 of the Plan.

                  (o)  "Stock  Purchase   Agreement"   shall  mean  the  written
         agreement between the Company and the Grantee relating to the grant of an Award.

                  (p)  "Subsidiary"  shall  mean  a  "subsidiary   corporation,"
         whether now or hereafter existing, as defined in Section 424(f) of the Code.

                  (q) "Tax Date" shall mean the date a Grantee is required to pay the Company an amount with respect to tax withholding obligations in connection with an Award.

         3.  Common  Stock  Subject to the Plan.  Subject to the  provisions  of
Section 8 of the Plan, the maximum aggregate number of shares of Common Stock which may be granted under the Plan may be determined by the Board of Directors, for issuance under the 1997 Stock Option Plan of the Company. The Shares may be authorized, but unissued, or previously issued Shares acquired by the Company and held in treasury. If Restricted Stock is forfeited, the forfeited Shares shall, unless the Plan shall have been terminated, be available for future grants under the Plan.

         4. Administration of the Plan.

                  (a)      Procedure.

                           (i) The Plan  shall be  administered  by the Board in
                  accordance with Rule 16b-3 under the Exchange Act ("Rule 16b-3"); provided, however, that the Board may appoint a Committee composed of "non-employee" directors, as that term is defined in Rule 16b-3, to administer the Plan at any time or from time to time.

                           (ii) Once appointed,  the Committee shall continue to
                  serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefor, and fill vacancies however caused: provided, however, that at no time may any person serve on the

                  Committee if that person does not satisfy the non-employee director requirements of Rule 16b-3.

                  (b) Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Restricted Stock; (ii) to determine, upon review of relevant information and in accordance with Section 2 of the Plan, the Fair Market Value of the Common Stock; (iii) to determine the Employees and other individuals who provide services to the Company to whom, and the time or times at which, Restricted Stock shall be granted and the number of Shares to be represented by each Award; (iv) to interpret the Plan; (v) to prescribe, amend and rescind rules and regulations relating to the Plan; (vi) to determine the terms and provisions of each Award granted (which need not be identical) and, with the consent of the Grantee thereof, modify or amend each Award; (vii) to accelerate or defer (with the consent of the Grantee) the date of any Award;
         (viii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Award previously granted by the Board; (ix) to accept or reject the election made by a Grantee pursuant to Section 14 of the Plan; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

                  (c) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Grantees and any other holders of any Restricted Stock granted under the Plan.

         5. Eligibility. Consistent with the Plan's purposes, Restricted Stock may be granted only to Employees and other individuals who provide services to the Company as determined by the Board. An Employee or other individual who provides services to the Company who has been granted Restricted Stock may, if he is otherwise eligible, be granted additional Restricted Stock.

         6. Stockholder Approval and Effective Dates. The Plan became effective upon approval by the Board. No Award may be granted under the Plan after January 5, 2007 (ten years from the effective date of the Plan).

         7. Restricted Stock.

                  (a) Awards. The Committee may award Restricted Stock to any Employee or other individual who provides services to the Company. Each certificate for Restricted Stock shall be registered in the name of the Grantee and deposited by him, together with a stock power endorsed in blank, with the Company. Restricted Stock shall be awarded by a signed written agreement containing such terms and conditions as the Board may determine. At the time of an award there shall be established a restriction period of such length as shall be determined by the Board. Shares of Restricted Stock shall not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, during the restriction period. Except for such restrictions on transfer, the Grantee as owner of such shares of Restricted Stock shall have all the rights of a holder of Common Stock. At the expiration of the restriction period, the Company shall redeliver to the Grantee (or his legal representative or designated beneficiary) the Restricted Stock deposited pursuant to this paragraph 7.

                  (b) Termination. If a Grantee ceases to be an Employee or to provide services to the Company with the consent of the Board, or upon his death, retirement or total and permanent disability, the restriction imposed under paragraph 7(a) shall lapse with respect to such number of shares of Restricted Stock theretofore awarded to him as shall be determined by the Board.

         8. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Award has yet been granted or which have been returned to the Plan upon cancellation, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect and no adjustment by reason thereof, shall be made with respect to the number or price of shares of Common Stock subject to the Plan.

         9. Time of Granting Restricted Stock. The date of grant of Restricted Stock shall, for all purposes, be the date on which the Board makes the determination granting such Restricted Stock. Notice of the determination shall be given to each Employee or other individual who provides services to the Company to whom an Award is so granted within a reasonable time after the date of such grant.

         10. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided, however, that the following revisions or amendments shall require approval of the shareholders of the Company, to the extent required by law, rule or regulation:

                           (i) Any  material  increase  in the  number of Shares
                  subject to the Plan, other than in connection with an adjustment under Section 8 of the Plan;

                           (ii) Any material  change in the  designation  of the
                  Employees or other individuals who provide services to the Company eligible to be granted Restricted Stock; or

                           (iii) Any material  increase in the benefits accruing
                  to participants under the Plan.

                  (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Restricted Stock already granted and such Restricted Stock shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Grantee and the Board, which agreement must be in writing and signed by the Grantee and the Company.

         11. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to this Plan unless the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the grant of Restricted Stock the Company may require the Grantee to represent and warrant at the time of any such grant that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

                  Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         12. Reservation of Shares. The Company will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         13. Purchase Agreement. Restricted Stock shall be evidenced by Stock Purchase Agreements in such form as the Board shall approve. If the Grantee is an officer or director of the Company, the stock purchase agreement awarding
Restricted Stock to such individual shall state whether the election contemplated under Section 14 is permissible.

         14. Withholding Taxes. Subject to Section 4(b)(ix) of the Plan and prior to the Tax Date, the Grantee may make an irrevocable election to have the Company withhold from those Shares that would otherwise be received upon the grant, a number of Shares having a Fair Market Value equal to the minimum amount necessary to satisfy the Employee's portion of the Company's federal, state, local and foreign tax withholding obligations and FICA and FUTA obligations with respect to the grant of Restricted Stock to the Grantee.

         15. Miscellaneous Provisions.

                  (a) Plan Expense. Any expense of administering this Plan shall be borne by the Company.

                  (b) Construction of Plan. The place of administration of the Plan shall be in the State of Arizona, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of Arizona without regard to conflict of law principles and, where applicable, in accordance with the Code.

                  (c) Taxes. The Company shall be entitled if necessary or desirable to pay or withhold the amount of any tax attributable to the delivery of Common Stock under the Plan from other amounts payable to the Grantee after giving the person entitled to receive such Common Stock notice as far in advance as practical, and the Company may defer making delivery of such Common Stock if any such tax may be pending unless and until indemnified to its satisfaction.

                  (d) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board, the members of the Board shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Restricted Stock, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Board member shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board member undertakes to handle and defend it on her or his own behalf.

                  (e) Gender. For purposes of this Plan, words used in the masculine gender shall include the feminine and neuter, and the singular shall include the plural and vice versa, as appropriate.

                  (f) No Employment Agreement. The Plan shall not confer upon any Grantee any right with respect to continuation of employment with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment at any time.

     PROXY
8888
                          INTERNATIONAL FIBERCOM, INC.
               THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S
                 BOARD OF DIRECTORS FOR THE 1997 ANNUAL MEETING
                    OF STOCKHOLDERS TO BE HELD JULY 21, 1997

         The undersigned hereby appoints Joseph P. Kealy and Terry W. Beiriger and each of them, with full power of substitution, as proxies, to represent the undersigned at the 1997 Annual Meeting of Stockholders of International FiberCom, Inc. ("Company") to be held at the Hilton Pavillion, 1011 West Holmes Avenue, Mesa, Arizona 85202 on July 21, 1997 at 8:00 a.m., Mountain Standard Time, and at any adjournment thereof, and to vote all shares of the Company's Common Stock standing in the name of the undersigned on the matters set forth on the reverse and upon other matters that may properly come before the meeting or any adjournment thereof as follows:

                   (Continued and to be signed on other side)

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                          INTERNATIONAL FIBERCOM, INC.

                                 July 21, 1997


             \/ Please Detach and Mail in the Envelope Provided \/
 ................................................................................

A [X] Please mark your   --                                           |
      avotes as in this  |                                            |
      example                                                         ----

                  VOTE FOR         WITHOLD AUTHORITY      Cumulative Votes for one or more
                all nominees        to vote for all       nominees as follows:
               listed at right  nominees listed at right
ITEM NO. 2.          [ ]                 [ ]              Joseph P. Kealy_________________
ELECTION OF SIX                                           Jerry Kleven  __________________
DIRECTORS                                                 V. Tlhompson Brown, Jr. ________
INSTRUCTIONS: To withold authority to vote for            John F. Kealy __________________
any  individual nominee, write that nominee's name        Edwin L. King __________________
on the line below.                                        Richard J. Seminoff ____________
__________________________________________________

                                                  FOR       AGAINST        ABSTAIN
ITEM NO. 1.    RATIFICATION OF INDEPENDENT        [ ]         [ ]             [ ]
               ACCOUNTANTS
               VOTE FOR RATIFICATION of
               SEMPLE & COOPER as the
               independent public accountants for
               the Company's fiscal year 1997.

ITEM NO. 3.    APPROVAL OF ADOPTION OF            [ ]         [ ]             [ ]
               1997 STOCK OPTION PLAN AND
               1997 RESTRICTED STOCK PLAN
               VOTE FOR Adoption of the 1997
               Stock Option Plan and 1997 Restricted Stock Plan.

                                               The  shares  represented  by this
                                           Proxy will be voted at the meeting in
                                           accordance  with  the  specifications
                                           appearing  above.  THE SHARES WILL BE
                                           VOTED "FOR" ANY PROPOSAL FOR WHICH NO
                                           CONTRARY SPECIFICATION IS MADE.

                                           PLEASE DATE, SIGN AND RETURN PROMTLY.

Signed ___________________ DATED:_________, 1997 Signed ___________________ DATED:_________, 1997
                                                         CO-OWNER, IF ANY

NOTE: Please sign exactly as name appears on the stock certificate. When signing as attorney, executor, administrator, trustee, guardian etc. give full title as such. If stock is held jointly, each joint owner should sign.